UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 18, 2023
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BANDWIDTH INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38285	56-2242657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 Main Campus Drive
Raleigh, NC 27606
(Address of principal executive offices) (Zip Code)
(800) 808-5150
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	BAND	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2023, Bandwidth Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Meeting”). The Company’s stockholders voted on four proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2023. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on March 22, 2023 (the “Record Date”) and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the close of business on the Record Date. The Class A common stock and Class B common stock voted as a single class on all matters. Present at the Meeting in person or by proxy were holders of 17,905,570 shares of Class A common stock and 1,965,169 shares of Class B common stock, together representing a total of 37,557,260 votes, or 87.02% of the eligible votes as of the Record Date, and constituting a quorum. The results with respect to each proposal are set forth below:
Proposal 1 — Election of Directors.
The stockholders elected the persons named below as Class III directors to serve until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified. The results of such vote were:

Nominee	For	Withheld/Abstain	Broker Non-Votes
David A. Morken	29,174,893	5,460,468	2,921,899
Rebecca G. Bottorff	28,853,912	5,781,449	2,921,899
Proposal 2 — Approval of the Company’s Second Amended and Restated 2017 Incentive Award Plan.
The stockholders approved the Company’s Second Amended and Restated 2017 Incentive Award Plan. The results of such vote were:

For	Against	Withheld/Abstain
21,561,596	13,044,834	28,931
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were:

For	Against	Withheld/Abstain
37,406,110	128,599	22,551
Proposal 4 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were:

For	Against	Withheld/Abstain
32,237,903	2,177,863	219,595

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDWIDTH INC.

Date: May 22, 2023	By:	/s/ R. Brandon Asbill
	Name:	R. Brandon Asbill
	Title:	General Counsel and Secretary